UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

AEGLEA BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Las Cimas Parkway
Suite 100
Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 942-2935

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	AGLE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 10, 2023, the Federal Deposit Insurance Corporation (“FDIC”) issued a press release stating that Silicon Valley Bank, Santa Clara, California (“SVB”), was closed by the California Department of Financial Protection and Innovation, which appointed the FDIC, as receiver. To protect insured depositors, the FDIC created the Deposit Insurance National Bank of Santa Clara (“DINB”). At the time of closing, the FDIC, as receiver, stated that it immediately transferred all insured deposits of SVB to DINB.

Aeglea BioTherapeutics, Inc. (the “Company”) currently holds approximately $7.1 million of cash deposits with SVB, including a $1.0 million restricted cash account in relation to its commercial lease obligation. According to the FDIC, all insured depositors will have full access to their insured deposits no later than Monday, March 13, 2023. The FDIC stated that it will pay uninsured depositors an advance dividend within the next week and that uninsured depositors will receive a receivership certificate for the remaining amount of their uninsured funds. As the FDIC sells the assets of SVB, future dividend payments may be made to uninsured depositors.

In addition, the Company’s investment portfolio currently does not contain any securities of SVB.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the Company’s current expectations. These forward-looking statements include, without limitation, statements regarding future actions relating to the Company’s deposits with SVB, including the Company’s ability to recover its cash on deposit at SVB. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to the uncertain receivership process and the actions of government agencies, including the FDIC, over which the Company has no control, as well as the risk that the Company may not be able to recover its cash on deposit with SVB. Additional risks and uncertainties regarding the Company’s business, including with respect to the sufficiency of its cash resources and need to raise additional capital, can be found in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the United States Securities and Exchange Commission (“SEC”), and future filings and reports that the Company makes from time to time with the SEC. The information contained in this Current Report on Form 8-K is as of March 13, 2023, and the Company undertakes no duty to update forward-looking statements contained in this Current Report on Form 8-K except as required by applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGLEA BIOTHERAPEUTICS, INC.

Date: March 13, 2023	By:	/s/ Jonathan Alspaugh
Jonathan Alspaugh
Chief Financial Officer